UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2001



                          NATIONAL WINE & SPIRITS, INC.
             (Exact name of registrant as specified in its charter)



            INDIANA                       333-74589              35-2064429
            -------                       ---------              ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



700 West Morris Street,  P.O. Box 1602
      Indianapolis, Indiana                                 46206
--------------------------------------                   ----------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (317) 636-6092

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December  10,  2001,  the Audit  Committee  of the Board of Directors of
National Wine & Spirits, Inc. (the "Company") dismissed Ernst & Young LLP ("Ernst & Young"), the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements.

     Neither of Ernst & Young's reports on the Company's financial statements for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or were qualified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended March 31, 2001 and 2000 and in the subsequent interim period, there were no disagreements with Ernst & Young, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of such disagreements in connection with its reports.

     We have not been advised by Ernst & Young of any of the following that occurred within our two most recent fiscal years or any subsequent interim period preceding Ernst & Young's dismissal: (A) lack of internal controls necessary for us to develop reliable financial statements; (B) any information that has come to their attention that has led them to no longer rely on management's representations or that has made them unwilling to be associated with the financial statements prepared by management; (C) any need to expand significantly the scope of their audit or information that has come to their attention during the two fiscal years prior to and preceding their dismissal or any subsequent interim period preceding such dismissal that, if further investigated, may (i) materially impact the fairness or reliability of their previously issued independent accountants' report or the financial statements issued or covering such periods or (ii) cause them to become unwilling to rely on management's representations or that has made them unwilling to be associated with our financial statements, or due to their dismissal or any other reason, they did not so expand the scope of the audit or conduct such further investigation; or (D) any information that has come to their attention that has led them to conclude that such information materially impacts the fairness or reliability of either the audit reports or the financial statements issued covering the two fiscal years prior to and preceding their dismissal or financial statements issued or to be issued subsequent to the most recent financial statements covered by an audit (in either case, including information that, unless resolved to the satisfaction of such independent accountants, would prevent them from rendering an unqualified audit report on those financial statements) and due to their dismissal or any other reason, the issue has not been resolved to their satisfaction prior to their dismissal.

     We have provided Ernst & Young with a copy of the disclosures contained in this Report and have requested that Ernst & Young furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of Ernst & Young's letter is attached as Exhibit 16.1 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

          16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NATIONAL WINE & SPIRITS, INC.
                                        (Registrant)



     Date: December 14, 2001      By: /s/ James E. LaCrosse
                                      ------------------------------------------
                                      James E. LaCrosse
                                      Chairman, President, Chief Executive
                                      Officer and Chief Financial Officer